UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2017

SNAP INTERACTIVE, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-52176	20-3191847
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

122 East 42nd Street, New York, NY	10168
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 594-5050

(Former name or former address, if changed since last report)

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement.

As previously announced, on September 6, 2017, Snap Interactive, Inc. (the “Company”), LiveXLive Media, Inc., a Delaware corporation (“Buyer”), LXL Video Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Buyer (“Merger Sub”), and Jason Katz, as the agent of the stockholders of the Company, entered into an Agreement and Plan of Merger (as amended from time to time, the “Merger Agreement”), pursuant to which, among other things, and subject to the satisfaction or waiver of certain conditions, the Company agreed to merge with and into Merger Sub, with Merger Sub surviving as a wholly owned subsidiary of Buyer.

On October 31, 2017, the Company provided a letter to Buyer that terminated the Merger Agreement, pursuant to Section 8.2(a) of the Merger Agreement, due to certain conditions of the Merger Agreement not having been fulfilled as of October 27, 2017, which relieved the Company of its obligations under the Merger Agreement. No termination fee is payable by the Company in connection with the termination of the Merger Agreement.

The Merger Agreement was previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on September 11, 2017 (the “Original 8-K”), and Amendment No. 1 to the Merger Agreement and Amendment No. 2 to the Merger Agreement were disclosed in the Company’s Current Report on Form 8-K filed with the SEC on October 10, 2017 (the “Amendment 8-K”). The material terms of the Merger Agreement and the amendments thereto were summarized in the Original 8-K and the Amendment 8-K, respectively, and the Merger Agreement and the amendments thereto were filed as exhibits to the Original 8-K and the amendment 8-K, respectively.

Item 8.01 Other Events.

On October 31, 2017, the Company issued a press release announcing the termination of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit #	Description

99.1	Press release of Snap Interactive, Inc. dated October 31, 2017.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	November 1, 2017

SNAP INTERACTIVE, INC.

		By:	/s/ Alexander Harrington
Alexander Harrington
Chief Executive Officer

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EXHIBIT INDEX

Exhibit #	Description

99.1	Press release of Snap Interactive, Inc. dated October 31, 2017.

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